UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2024

ASP ISOTOPES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41555	87-2618235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Pennsylvania Avenue NW, Suite 300 Washington, DC	20004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 756-2245

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	ASPI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01 Entry into a Material Definitive Agreement.

Offering of Convertible Notes of Quantum Leap Energy LLC

On February 29, 2024, Quantum Leap Energy LLC (“QLE”), a wholly owned subsidiary of ASP Isotopes Inc. (the “Company” or “we”), entered into a Convertible Note Purchase Agreement (the “Purchase Agreement”) with certain institutional and individual investors (collectively, the “Purchasers”), to issue and sell to the Purchasers convertible promissory notes of QLE (the “QLE Notes”) in an offering to non-U.S. persons outside of the United States under Regulation S of the Securities Act of 1933, as amended (the “Securities Act”).  The offering of QLE Notes was oversubscribed and is expected to result in gross proceeds to QLE of approximately $20.5 million.  We expect to hold a closing on March 1, 2024, subject to the fulfillment or waiver of certain conditions contained in the Purchase Agreement. We intend to use the net proceeds from the QLE Notes offering to plan for, build and develop QLE’s laser enrichment production facilities and for other general corporate purposes.

The Company and QLE engaged Ocean Wall Limited (the “Placement Agent”) to act as QLE’s sole placement agent in connection with the offering of QLE Notes, pursuant to a placement agency agreement (the “Placement Agent Agreement”), dated as of February 29, 2024, between the Company, QLE and the Placement Agent.  Pursuant to the Placement Agent Agreement, QLE has agreed to pay the Placement Agent a fee equal to 5.0% of the gross proceeds received by QLE from the sale of QLE Notes, which shall be paid as follows: (i) 50% in cash and (ii) 50% in the form of a convertible promissory note in substantially the same form and with substantially the same terms as the QLE Notes.

Interest and Maturity.  Interest will accrue on the principal balance of each QLE Note at a simple rate of 6.0% per annum for the initial 12 months of the term of the QLE Note and thereafter at a simple rate of 8.0% per annum, payable at maturity or at the time of conversion.  The principal and unpaid accrued interest on each QLE Note then outstanding will be due and payable upon demand by the holders of a majority-in-interest of the QLE Notes (the “Requisite QLE Noteholders”) on or after the date that is the five-year anniversary of the initial closing (the “Maturity Date”).

Security Interest and Priority: The QLE Notes will be general unsecured obligations of QLE.  The Company will not be a guarantor of the QLE Notes.  The QLE Notes will be subordinate in right of payment to all current and future indebtedness of QLE for borrowed money to banks, commercial finance lenders or other institutions regularly engaged in the business of lending money (whether or not such indebtedness is secured).

Conversion Events.  The principal and unpaid accrued interest on each QLE Note will convert:

(i)

automatically, if QLE, a corporate successor to QLE or a holding company established with respect to QLE’s equity securities in connection with any of the following transactions (a “Public Issuer”) consummates (i) a listing of common equity of QLE (or the common equity of such Public Issuer) through acquisition by or merger of such Public Issuer with a special purpose acquisition company (a “SPAC”) listed on the NYSE or NASDAQ (a “SPAC Combination”), (ii) a firm commitment underwritten public offering pursuant to an effective registration statement under the Act, (a “IPO”), or (iii) a direct listing of common equity of QLE (or the common equity securities of the Public Issuer) on the NYSE or Nasdaq (a “Direct Listing” and together with a SPAC Combination and a IPO, a “Listing Event”);

(ii)

automatically, upon QLE’s issuance of equity securities (the “Next Equity Financing”) in a single transaction, or series of related transactions, with the principal purpose of raising capital, and with aggregate gross proceeds to QLE of at least US$20 million, excluding proceeds from the issuance of the QLE Notes, into (a) shares of QLE’s capital stock issued to investors in the Next Equity Financing or (b) in the event QLE issues preferred stock with a liquidation preference in the Next Equity Financing, at QLE’s election, shares of a shadow series of preferred stock substantially the same as the series of preferred stock issued in the Next Equity Financing, except that the per share liquidation preference of the shadow series will be equal to the conversion price of the QLE Notes (a “Next Equity Financing Conversion”);

(iii)

at the Purchaser’s option, in the event of a Corporate Transaction (as defined below) while such QLE Note remains outstanding, into units or shares of QLE’s common equity (a “Corporate Transaction Conversion”); and

(iv)	at the Requisite QLE Noteholders’ option, on or after the Maturity Date while such QLE Note remains outstanding, into units or shares of QLE’s common equity (a “Maturity Conversion”).

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Conversion Price.  The price per share of Conversion Shares will be:

(i)

with respect to a Listing Event, the price that is the lesser of (A) 80% of the per share price in the SPAC Combination, the per share public offering price stated on the front cover of the final prospectus for the IPO (before deduction of any underwriting commissions, expenses or other amounts) or the per share reference price in such Direct Listing, as applicable, and (B) the price obtained by dividing $80,000,000 by the number of outstanding units or shares of common equity of QLE immediately prior to the applicable date of calculation, calculated on an as-converted basis, assuming conversion of all securities convertible into common equity of QLE and exercise of all outstanding options and warrants, but excluding the units or shares of common equity of QLE issuable upon conversion of indebtedness (including the QLE Notes) (the “Per Share Valuation Price”);

(ii)

with respect to a Next Equity Financing Conversion, the price that is the lesser of (A) 80% of the lowest price per share of shares sold in the Next Equity Financing and (B) the Per Share Valuation Price; and

(iii)	with respect to a Corporate Transaction Conversion or a Maturity Conversion, the Per Share Valuation Price.

Change in Control Payment.  If a Corporate Transaction occurs before the repayment or conversion of the QLE Notes into Conversion Shares, QLE will pay at the closing of the Corporate Transaction to each Purchaser that elects not to convert its QLE Notes in connection with such Corporate Transaction an amount equal to any unpaid accrued interest under such Purchaser’s QLE Notes plus 1.5 times the outstanding principal amount of such Purchaser’s QLE Notes (a “Corporate Transaction Payment”).  “Corporate Transaction” means (a) a sale by QLE of all or substantially all of its assets or the exclusive license of all or substantially all of QLE’s material intellectual property, (b) a merger of QLE with or into another entity (if after such merger the holders of a majority of QLE’s voting securities immediately prior to the transaction do not hold a majority of the voting securities of the successor entity) or (c) the transfer of more than 50% of QLE’s voting securities to a person or group; provided that a Corporate Transaction shall not include any Listing Event or any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by QLE or any successor, indebtedness of QLE is cancelled or converted or a combination thereof.

No Prepayment.  Except with respect to a Corporate Transaction Payment, QLE may not prepay the principal or accrued interest of the QLE Notes unless approved in writing by the Requisite QLE Noteholders.

Events of Default. Each QLE Note provides for events of default (subject in certain cases to customary grace and cure periods), which include, among others, nonpayment of principal or interest when due, certain events of bankruptcy or insolvency, breach of covenants or other agreements in the Purchase Agreement, material breach of a material representation or warranty made by QLE in the Purchase Agreement, a default or breach of certain contracts material to QLE, and defaults in payment of certain other indebtedness.  Generally, if an event of default occurs, the holder of a QLE Note may declare the principal of and accrued but unpaid interest on such QLE Note to be immediately due and payable.

Representations and Warranties; Covenants.  The Purchase Agreement contains customary representations and warranties by QLE and the Purchasers.  The Purchase Agreement does not include any financial covenants.

No Registration. The QLE Notes have not been and will not be registered under the Securities Act, or any state securities laws and may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from registration requirements.  This Current Report on Form 8-K does not constitute an offer to sell, or the solicitation of an offer to buy, any securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

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The foregoing description of certain terms of the Purchase Agreement and the QLE Notes is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Registration Rights Agreement.  In connection with the offering of QLE Notes, on February 29, 2024, QLE and the Purchasers entered into a registration rights agreement (the “Registration Rights Agreement”).  Under the Registration Rights Agreement, all units or shares of QLE common equity issuable upon conversion of the QLE Notes will be deemed “Registrable Securities.”  Under the Registration Rights Agreement holders of the QLE Notes have been granted certain long-form and short-form demand registration rights with respect to the Registrable Securities, including the right to demand an initial public offering (IPO) if QLE has not gone public within five years of the date of the agreement.  In addition, holders of the QLE Notes have been granted piggyback registration rights with respect to the Registrable Securities.  Certain cash penalties will apply to QLE in the event of registration failures, as described in the Registration Rights Agreement.

The foregoing description of certain terms of the Registration Rights Agreement is qualified in its entirety by reference to the form of Registration Rights Agreement, a copy of which is attached as Exhibit 10.2 hereto and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above under the heading “Offering of Convertible Notes of Quantum Leap Energy LLC” is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above under the heading “Offering of Convertible Notes of Quantum Leap Energy LLC” is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain officers.

Quantum Leap Energy LLC 2024 Equity Incentive Plan

Effective upon the closing of the offering of the QLE Notes, the board of managers of QLE adopted the Quantum Leap Energy LLC 2024 Equity Incentive Plan (the “QLE 2024 EIP”) for the issuance of awards of QLE common equity to employees, officers, directors/managers and consultants of QLE (who may also be employees, officers, directors and consultants of the Company or a subsidiary of QLE) with a share reserve equal to 30% of the number of shares or units of common equity of QLE deemed outstanding as of the effective date of the QLE 2024 EIP (treating as actually outstanding the shares or units of common equity issuable upon conversion of the series of convertible promissory notes issued pursuant to the Purchase Agreement).

The QLE 2024 EIP generally will be administered by the compensation committee of QLE’s board of directors, which we refer to as the administrator.  Subject to the provisions of the QLE 2024 EIP, the compensation committee will determine in its discretion the persons to whom and the times at which awards are granted, the sizes of such awards and all of their terms and conditions.  The compensation committee will have the authority to construe and interpret the terms of the QLE 2024 EIP and awards granted under it.  The QLE 2024 EIP provides, subject to certain limitations, for indemnification by QLE of any director, officer, or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the QLE 2024 EIP.

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All awards will be evidenced by a written agreement between QLE and the holder of the award and may include any of the following:

•

Stock options. QLE may grant stock options, each of which gives its holder the right, during a specified term (not exceeding ten years) and subject to any specified vesting or other conditions, to purchase a number of units or shares of QLE common equity at an exercise price per share determined by the administrator, which may not be less than the fair market value of a unit or share of QLE common equity on the date of grant.

•

Stock appreciation rights. A stock appreciation right, or SAR, gives its holder the right, during a specified term (not exceeding ten years) and subject to any specified vesting or other conditions, to receive the appreciation in the fair market value of QLE common equity between the date of grant of the award and the date of its exercise. QLE may pay the appreciation in units or shares of QLE common equity or in cash.

•

Restricted stock. The administrator may grant restricted stock awards either as a bonus or as a purchase right at a price determined by the administrator. Shares of restricted stock remain subject to forfeiture until vested, based on such terms and conditions as the administrator specifies. Holders of restricted stock will have the right to vote the shares and to receive any dividends paid, except that the dividends may be subject to the same vesting conditions as the related shares.

•

Restricted stock units. Restricted stock units, or RSUs, represent rights to receive units or shares of QLE common equity (or their value in cash) at a future date without payment of a purchase price, subject to vesting or other conditions specified by the administrator. Holders of RSUs have no voting rights or rights to receive cash dividends unless and until units or shares of QLE common equity are issued in settlement of such awards. However, the administrator may grant RSUs that entitle their holders to dividend equivalent rights.

•

Performance awards. Performance awards, consisting of either performance shares or performance units, are awards that will result in a payment to their holder only if specified performance goals are achieved during a specified performance period. The administrator establishes the applicable performance goals based on one or more measures of business performance. To the extent earned, performance awards may be settled in cash, in units or shares of QLE common equity or a combination of both in the discretion of the administrator. Holders of performance shares or performance units have no voting rights or rights to receive cash dividends unless and until units or shares of QLE common equity are issued in settlement of such awards. However, the administrator may grant performance shares that entitle their holders to dividend equivalent rights.

•

Cash-based awards and other common equity-based awards. The administrator may grant cash-based awards that specify a monetary payment or range of payments or other common equity-based awards that specify a number or range of shares or units that, in either case, are subject to vesting or other conditions specified by the administrator. Settlement of these awards may be in cash or units or shares of QLE common equity, as determined by the administrator. Their holders will have no voting rights or right to receive cash dividends unless and until units or shares of QLE common equity are issued pursuant to the awards. The administrator may grant dividend equivalent rights with respect to other common equity-based awards.

Appropriate adjustments will be made in the number of authorized shares and other numerical limits in the QLE 2024 EIP and in outstanding awards to prevent dilution or enlargement of participants’ rights in the event of a stock split or other change in QLE’s capital structure. Shares subject to awards which expire or are cancelled or forfeited will again become available for issuance under the QLE 2024 EIP.  The shares available under the QLE 2024 EIP will not be reduced by awards settled in cash. Shares withheld or reacquired by QLE in satisfaction of its tax withholding obligations pursuant to the exercise or settlement of options or SARs or the vesting or settlement of full value equity awards shall again become available for issuance under the QLE 2024 EIP. The gross number of shares issued upon the exercise of stock appreciation rights or options exercised by means of a net exercise or by tender of previously owned shares will be deducted from the shares available under the QLE 2024 EIP.

In the event of a change in control as described in the QLE 2024 EIP, the acquiring or successor entity may assume or continue all or any awards outstanding under the QLE 2024 EIP or substitute substantially equivalent awards. The compensation committee may provide for the acceleration of vesting of any or all outstanding awards upon such terms and to such extent as it determines, except that the vesting of all awards held by members of the board of directors who are not employees will automatically be accelerated in full. Any awards that are not assumed, continued, or substituted for in connection with a change in control or are not exercised or settled prior to the change in control will terminate effective as of the time of the change in control. The QLE 2024 EIP will also authorize the compensation committee, in its discretion and without the consent of any participant, to cancel each or any outstanding award denominated in shares upon a change in control in exchange for a payment to the participant with respect to each share subject to the cancelled award of an amount equal to the excess of the consideration to be paid per unit or share of QLE common equity in the change in control transaction over the exercise price per share, if any, under the award.

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The QLE 2024 EIP will continue in effect until it is terminated by the compensation committee, provided, however, that all awards will be granted, if at all, within ten years of its effective date. The compensation committee may amend, suspend or terminate the QLE 2024 EIP at any time, provided that without stockholder approval, the plan cannot be amended to increase the number of shares authorized or effect any other change that would require stockholder approval under any applicable law or listing rule then applicable to QLE.

The foregoing description of the QLE 2024 EIP does not purport to be complete and is qualified in its entirety by reference to the QLE 2024 EIP, a complete copy of which is incorporated herein by reference and is filed as Exhibit 10.3 to this Current Report on Form 8-K.

Item 8.01 Other Events.

Press Release Providing Update on Plans to Spin-Out its Wholly Owned Subsidiary, Quantum Leap Energy LLC

On February 16, 2024, the Company issued a press release providing an update on the Company’s plans to spin-out its wholly owned subsidiary, Quantum Leap Energy LLC, and other matters. A copy of this press release is filed as Exhibit 99.1 herewith and incorporated by reference herein.

Press Release Announcing Proposed Offering of Convertible Notes by Quantum Leap Energy LLC

On February 18, 2024, the Company issued a press release announcing the proposed offering of convertible notes by its wholly owned subsidiary, Quantum Leap Energy LLC. A copy of this press release is filed as Exhibit 99.2 herewith and incorporated by reference herein.

Press Release Announcing Signing of Purchase Agreement for Offering of Convertible Notes by Quantum Leap Energy LLC

 On February 29, 2024, the Company issued a press release announcing that its wholly-owned subsidiary, Quantum Leap Energy LLC, has entered into a purchase agreement with investors for the issuance of QLE’s convertible notes. A copy of this press release is filed as Exhibit 99.3 herewith and incorporated by reference herein.

Intercompany Agreements between the Company and QLE

In anticipation of the closing of the offering of QLE Notes, the Company: (1) caused ASP Isotopes UK Limited to enter into a License Agreement, dated as of February 16, 2024, among ASP Isotopes UK Limited, as licensor, and QLE and Quantum Leap Energy Limited (QLE’s UK subsidiary), as licensee, pursuant to which, among other things, the licensee has licensed from the Company the rights to technologies and methods used to separate Uranium-235 and Lithium-6 (including but not limited to the quantum enrichment and ASP technologies) in exchange for a royalty payment in the amount of 10% of QLE revenues (the “License Agreement”); (2) entered into an EPC Services Framework Agreement, dated as of February 16, 2024, with QLE, pursuant to which, among other things, the Company has agreed to provide services for the engineering, procurement and construction of one or more turnkey Uranium-235 and Lithium-6 enrichment facilities in locations to be identified by QLE and owned or leased by QLE, and to commission, start-up and test each such facility, in each case subject to the receipt of all applicable regulatory approvals, permits, licenses, authorizations, registrations, certificates, consents, orders, variances and similar rights (the “EPC Services Agreement”); and (3) effective as of February 16, 2024, assigned to QLE certain existing memoranda of understandings between the Company and certain small modular reactor companies.

Forward-Looking Statements

This Current Report on Form 8-K and Exhibits 99.1, 99.2 and 99.3 hereto contain “forward-looking statements”, within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding the Company’s proposed spin-out of Quantum Leap Energy LLC, the proposed offering of convertible notes of Quantum Leap Energy LLC, and the development of new technology and facilities for the enrichment of isotopes, the funding of operations, and the commencement of supply of isotopes to customers.  Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Forward-looking statements can be identified by words such as “believes,” “plans,” “anticipates,” “expects,” “estimates,” “projects,” “will,” “may,” “might,” and words of a similar nature. Examples of forward-looking statements include, among others but are not limited to, statements we make regarding the completion, timing and size of the proposed private offering and the anticipated use of proceeds therefrom, the manner and timing for the Company’s proposed spin-out of Quantum Leap Energy LLC, expected operating results, such as future revenues and prospects from the potential commercialization of isotopes, future performance under contracts, and our strategies for product development, engaging with potential customers, market position, and financial results. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict, many of which are outside our control. Our actual results, financial condition, and events may differ materially from those indicated in the forward-looking statements based upon a number of factors. Forward-looking statements are not a guarantee of future performance or developments. You are strongly cautioned that reliance on any forward-looking statements involves known and unknown risks and uncertainties. Therefore, you should not rely on any of these forward-looking statements. There are many important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements, including: our ability to obtain all applicable regulatory approvals, permits, licenses, authorizations, registrations, certificates, consents and similar rights necessary to conduct research and development efforts for isotopes such as Uranium-235; our ability to complete the construction and commissioning of our enrichment plants or to commercialize isotopes using the ASP technology or the Quantum Enrichment Process; our ability to obtain regulatory approvals for the production and distribution of isotopes; the financial terms of any current and future commercial arrangements; our ability to complete certain transactions and realize anticipated benefits from acquisitions; contracts, dependence on our Intellectual Property (IP) rights, certain IP rights of third parties; and the competitive nature of our industry. Any forward-looking statement made by us in this document is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. No information in this document should be interpreted as an indication of future success, revenues, results of operation, or stock price. Factors that could cause actual results to differ include, among other things: risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the proposed offering; and other risks and uncertainties discussed in the Company’s filings with the SEC, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. All forward-looking statements in this document are qualified in their entirety by this cautionary statement.

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The foregoing description of each of the License Agreement and the EPC Services Agreement does not purport to be complete and is qualified in its entirety by reference to the License Agreement and the EPC Services Agreement, a complete copy of each of which is incorporated herein by reference and is filed as Exhibits 99.4 and 99.5, respectively, to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Convertible Note Purchase Agreement (including Form of Convertible Promissory QLE Note), dated as of February 29, 2024, by and among Quantum Leap Energy LLC and the Purchasers listed therein.
10.2	Registration Rights Agreement, dated as of February 29, 2024, by and among Quantum Leap Energy LLC and the Purchasers listed therein.
10.3	Quantum Leap Energy LLC 2024 Equity Incentive Plan.
99.1	Press Release, dated February 16, 2024, of the Company providing update on plans to spin-out its wholly owned subsidiary, Quantum Leap Energy LLC.
99.2	Press Release, dated February 18, 2024, of the Company announcing proposed offering of convertible notes by Quantum Leap Energy LLC.
99.3	Press Release, dated February 29, 2024, of the Company announcing signing of purchase agreement for the offering of convertible notes by Quantum Leap Energy LLC.
99.4	License Agreement, dated as of February 16, 2024, among ASP Isotopes UK Limited, as licensor, and Quantum Leap Energy LLC and Quantum Leap Energy Limited, as licensee.
99.5	EPC Services Framework Agreement, dated as of February 16, 2024, between ASP Isotopes Inc. and Quantum Leap Energy LLC.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASP ISOTOPES INC.

Date: February 29, 2024	By:	/s/ Paul Mann
	Name:	Paul Mann
	Title:	Chief Executive Officer

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